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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): AUGUST 14, 2001


                               HNC SOFTWARE INC.
             (Exact name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


        0-26146                                       33-0248788
(Commission File Number)                 (I.R.S. Employer Identification Number)



                5935 CORNERSTONE COURT WEST, SAN DIEGO, CA 92121
                    (Address of Principal Executive Offices)

                                 (858) 546-8877
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5:  OTHER EVENTS.

     On August 14, 2001, HNC Software Inc. issued a press release announcing that it intends to raise up to $125 million of gross proceeds (excluding an option of the initial purchasers to purchase up to an additional $25 million in principal amount of the notes) through a private offering of its convertible subordinated notes. The offering will be made to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended. A copy of the press release is filed as Exhibit 99.01 and incorporated herein by reference.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

(C)      EXHIBITS.

         99.01      Press Release of HNC Software Inc., dated August 14, 2001.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HNC SOFTWARE INC.


                                        By: /s/ RUSSELL C. CLARK
Date: August 14, 2001                      ---------------------------
                                           Russell C. Clark,
                                           Vice President, Corporate Finance
                                           and Assistant Secretary



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                                 EXHIBIT INDEX


Exhibit 99.01     Press Release of HNC Software Inc., dated August 14, 2001.